Unaudited Pro Forma Consolidated Financial Information
The following unaudited pro forma consolidated financial statements are based on the consolidated financial statements of Cliffs Natural Resources Inc. and its consolidated subsidiaries (collectively, "Cliffs", "we" or "our"), and are adjusted to give effect to the events described in the Form 8-K to which this exhibit is attached as if those events, including the deconsolidation of the Bloom Lake General Partner Limited and certain of its affiliates, including Cliffs Québec Iron Mining ULC (collectively, "Bloom Lake Group"), and certain other wholly-owned subsidiaries of Cliffs (collectively with the Bloom Lake Group, the "Canadian Entities"), had occurred at an earlier date. As specified in Article 11 of Regulation S-X, the Statements of Consolidated Pro Forma Operations for years ended December 31, 2013, 2012 and 2011 and the nine months ended September 30, 2014 are adjusted to reflect such transactions as if they occurred on January 1, 2011. The unaudited pro forma Consolidated Statement of Financial Position is adjusted to reflect such events as if they occurred on September 30, 2014, the last day of the most recently completed fiscal period for which financial statements has been filed. The pro forma adjustments are based on the best available information including certain assumptions that Cliffs management believes are reasonable.
The unaudited pro forma consolidated financial statements are provided for illustrative purposes only and, therefore, are not necessarily indicative of the operating results or financial position that might have been achieved had the events described in the Form 8-K to which this exhibit is attached occurred as of an earlier date, nor are they indicative of operating results and financial position that may occur in the future. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto in Cliffs' Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

Statement of Consolidated Pro Forma Financial Position
Cliffs Natural Resources Inc. and Subsidiaries

	September 30, 2014
	(In Millions, Unaudited)
	Historical Cliffs Natural Resources Consolidated	Less: Deconsolidation of Canadian Entities	Eliminations / Pro Forma Adjustments		Pro Forma Cliffs Natural Resources
ASSETS		(a)	(b)
CURRENT ASSETS
Cash and cash equivalents	$244.0	$5.4	$—		$238.6
Accounts receivable, net	166.2	127.1	85.5		124.6
Inventories	516.7	32.6	—		484.1
Supplies and other inventories	202.2	59.6	—		142.6
Income tax receivable	25.4	22.9	—		2.5
Other current assets	206.1	79.9	—		126.2
TOTAL CURRENT ASSETS	1,360.6	327.5	85.5		1,118.6
PROPERTY, PLANT AND EQUIPMENT, NET	3,207.9	1,122.3	—		2,085.6
DEFERRED INCOME TAXES	—	—	111.3		111.3
OTHER ASSETS	242.7	1,146.9	1,160.2	(c)	256.0
TOTAL ASSETS	$4,811.2	$2,596.7	$1,357.0		$3,571.5
LIABILITIES
CURRENT LIABILITIES
Accounts payable	$295.8	$1,091.8	$993.8		$197.8
Accrued expenses	325.5	80.9	—		244.6
Short-term debt and current portion of long-term debt	234.7	1,184.0	1,162.4		213.1
Other current liabilities	262.3	54.6	—		207.7
TOTAL CURRENT LIABILITIES	1,118.3	2,411.3	2,156.2		863.2
PENSION AND POSTEMPLOYMENT BENEFIT LIABILITIES	230.0	63.8	—		166.2
ENVIRONMENTAL AND MINE CLOSURE OBLIGATIONS	305.4	81.8	—		223.6
DEFERRED INCOME TAXES	26.0	137.3	111.3		—
LONG-TERM DEBT	3,012.5	4,544.8	4,420.3		2,888.0
OTHER LIABILITIES	296.3	2.1	—		294.2
TOTAL LIABILITIES	4,988.5	7,241.1	6,687.8		4,435.2
EQUITY
Preferred shares	731.3	—	—		731.3
Common shares	19.8	—	—		19.8
Treasury shares	(291.6)	—	—		(291.6)
Additional paid in capital	2,312.2	1,966.5	1,966.5		2,312.2
Retained earnings	(2,639.6)	(6,011.5)	(7,136.3)	(d)	(3,764.4)
Accumulated other comprehensive loss	(101.4)	(165.3)	(161.0)		(97.1)
CLIFFS SHAREHOLDERS' EQUITY	30.7	(4,210.3)	(5,330.8)		(1,089.8)
NONCONTROLLING INTEREST	(208.0)	(434.1)	—		226.1
TOTAL EQUITY	(177.3)	(4,644.4)	(5,330.8)		(863.7)
TOTAL LIABILITIES AND EQUITY	$4,811.2	$2,596.7	$1,357.0		$3,571.5

Statements of Consolidated Pro Forma Operations

	(In Millions, Except Per Share Amounts, Unaudited)
	Nine Months Ended September 30, 2014
	Historical Cliffs Natural Resources Consolidated	Less: Deconsolidation of Canadian Entities	Eliminations / Pro Forma Adjustments	Pro Forma Cliffs Natural Resources
		(f)	(e)
REVENUES FROM PRODUCT SALES AND SERVICES
Product	$3,070.3	$475.5	$56.0	$2,650.8
Freight and venture partners' cost reimbursements	268.7	—	—	268.7
	3,339.0	475.5	56.0	2,919.5
COST OF GOODS SOLD AND OPERATING EXPENSES	(3,056.3)	(626.5)	(56.0)	(2,485.8)
SALES MARGIN	282.7	(151.0)	—	433.7
OTHER OPERATING INCOME (EXPENSE)
Selling, general and administrative expenses	(166.3)	(24.7)	—	(141.6)
Exploration costs	(8.7)	—	—	(8.7)
Impairment of goodwill and other long-lived assets	(7,773.1)	(6,566.8)	—	(1,206.3)
Miscellaneous - net	(156.1)	(175.2)	—	19.1
	(8,104.2)	(6,766.7)	—	(1,337.5)
OPERATING INCOME (LOSS)	(7,821.5)	(6,917.7)	—	(903.8)
OTHER INCOME (EXPENSE)
Interest expense, net	(134.9)	(36.0)	(31.6)	(130.5)
Other non-operating income (expense)	10.5	(28.9)	(25.8)	13.6
	(124.4)	(64.9)	(57.4)	(116.9)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY LOSS FROM VENTURES	(7,945.9)	(6,982.6)	(57.4)	(1,020.7)
INCOME TAX BENEFIT (EXPENSE)	1,012.3	777.0	—	235.3
EQUITY LOSS FROM VENTURES, net of tax	(9.8)	—	—	(9.8)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(6,943.4)	(6,205.6)	(57.4)	(795.2)
INCOME FROM DISCONTINUED OPERATIONS, net of tax	—	—	—	—
NET INCOME (LOSS)	(6,943.4)	(6,205.6)	(57.4)	(795.2)
LOSS (INCOME) ATTRIBUTABLE TO NONCONTROLLING INTEREST	1,004.4	1,026.8	—	(22.4)
NET INCOME (LOSS) ATTRIBUTABLE TO CLIFFS SHAREHOLDERS	$(5,939.0)	$(5,178.8)	$(57.4)	$(817.6)
PREFERRED STOCK DIVIDENDS	(38.4)	—	—	(38.4)
NET INCOME (LOSS) ATTRIBUTABLE TO CLIFFS COMMON SHAREHOLDERS	$(5,977.4)	$(5,178.8)	$(57.4)	$(856.0)

EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CLIFFS SHAREHOLDERS - BASIC
Continuing operations	$(39.05)			$(5.59)
Discontinued operations	—			—
	$(39.05)			$(5.59)
EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CLIFFS SHAREHOLDERS - DILUTED
Continuing operations	$(39.05)			$(5.59)
Discontinued operations	—			—
	$(39.05)			$(5.59)
AVERAGE NUMBER OF SHARES (IN THOUSANDS)
Basic	153,085			153,085
Diluted	153,085			153,085
CASH DIVIDENDS DECLARED PER DEPOSITARY SHARE	$1.32			$1.32
CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.45			$0.45

	(In Millions, Except Per Share Amounts, Unaudited)
	Twelve Months Ended December 31, 2013
	Historical Cliffs Natural Resources Consolidated	Less: Deconsolidation of Canadian Entities	Eliminations / Pro Forma Adjustments	Pro Forma Cliffs Natural Resources
		(f)	(e)
REVENUES FROM PRODUCT SALES AND SERVICES
Product	$5,346.6	$960.7	$113.4	$4,499.3
Freight and venture partners' cost reimbursements	344.8	—	—	344.8
	5,691.4	960.7	113.4	4,844.1
COST OF GOODS SOLD AND OPERATING EXPENSES	(4,542.1)	(1,061.5)	(113.4)	(3,594.0)
SALES MARGIN	1,149.3	(100.8)	—	1,250.1
OTHER OPERATING INCOME (EXPENSE)
Selling, general and administrative expenses	(231.6)	(82.6)	—	(149.0)
Exploration costs	(59.0)	—	—	(59.0)
Impairment of goodwill and other long-lived assets	(250.8)	(233.4)	—	(17.4)
Miscellaneous - net	63.1	(64.5)		127.6
	(478.3)	(380.5)	—	(97.8)
OPERATING INCOME (LOSS)	671.0	(481.3)	—	1,152.3
OTHER INCOME (EXPENSE)
Changes in fair value of foreign currency contracts, net	(3.5)	—	—	(3.5)
Interest expense, net	(179.1)	(168.0)	(178.8)	(189.9)
Other non-operating income (expense)	0.9	(0.9)	—	1.8
	(181.7)	(168.9)	(178.8)	(191.6)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY LOSS FROM VENTURES	489.3	(650.2)	(178.8)	960.7
INCOME TAX BENEFIT (EXPENSE)	(55.1)	154.3	—	(209.4)
EQUITY LOSS FROM VENTURES, net of tax	(74.4)	—	—	(74.4)
INCOME (LOSS) FROM CONTINUING OPERATIONS	359.8	(495.9)	(178.8)	676.9
INCOME FROM DISCONTINUED OPERATIONS, net of tax	2.0	—	—	2.0
NET INCOME (LOSS)	361.8	(495.9)	(178.8)	678.9
LOSS (INCOME) ATTRIBUTABLE TO NONCONTROLLING INTEREST	51.7	66.5	—	(14.8)
NET INCOME (LOSS) ATTRIBUTABLE TO CLIFFS SHAREHOLDERS	$413.5	$(429.4)	$(178.8)	$664.1
PREFERRED STOCK DIVIDENDS	(48.7)	—	—	(48.7)
NET INCOME (LOSS) ATTRIBUTABLE TO CLIFFS COMMON SHAREHOLDERS	$364.8	$(429.4)	$(178.8)	$615.4

EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CLIFFS SHAREHOLDERS - BASIC
Continuing operations	$2.39			$4.04
Discontinued operations	0.01			0.01
	$2.40			$4.05
EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CLIFFS SHAREHOLDERS - DILUTED
Continuing operations	$2.36			$3.80
Discontinued operations	0.01			0.01
	$2.37			$3.81
AVERAGE NUMBER OF SHARES (IN THOUSANDS)
Basic	151,726			151,726
Diluted	174,323			174,323
CASH DIVIDENDS DECLARED PER DEPOSITARY SHARE	$1.66			$1.66
CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.60			$0.60

	(In Millions, Except Per Share Amounts, Unaudited)
	Twelve Months Ended December 31, 2012
	Historical Cliffs Natural Resources Consolidated	Less: Deconsolidation of Canadian Entities	Eliminations / Pro Forma Adjustments	Pro Forma Cliffs Natural Resources
		(f)	(e)
REVENUES FROM PRODUCT SALES AND SERVICES
Product	$5,520.9	$972.8	$144.8	$4,692.9
Freight and venture partners' cost reimbursements	351.8	—	—	351.8
	5,872.7	972.8	144.8	5,044.7
COST OF GOODS SOLD AND OPERATING EXPENSES	(4,700.6)	(1,117.0)	(144.8)	(3,728.4)
SALES MARGIN	1,172.1	(144.2)	—	1,316.3
OTHER OPERATING INCOME (EXPENSE)
Selling, general and administrative expenses	(282.5)	(133.7)	—	(148.8)
Exploration costs	(142.8)	—	—	(142.8)
Impairment of goodwill and other long-lived assets	(1,049.9)	(1,049.9)	—	—
Miscellaneous - net	(5.7)	(28.6)	—	22.9
	(1,480.9)	(1,212.2)	—	(268.7)
OPERATING INCOME (LOSS)	(308.8)	(1,356.4)	—	1,047.6
OTHER INCOME (EXPENSE)
Changes in fair value of foreign currency contracts, net	(0.1)	—	—	(0.1)
Interest expense, net	(195.6)	(162.0)	(173.1)	(206.7)
Other non-operating income (expense)	2.7	(1.4)	—	4.1
	(193.0)	(163.4)	(173.1)	(202.7)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY LOSS FROM VENTURES	(501.8)	(1,519.8)	(173.1)	844.9
INCOME TAX BENEFIT (EXPENSE)	(255.9)	72.0	—	(327.9)
EQUITY LOSS FROM VENTURES, NET OF TAX	(404.8)	—	—	(404.8)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,162.5)	(1,447.8)	(173.1)	112.2
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	35.9	—	—	35.9
NET INCOME (LOSS)	(1,126.6)	(1,447.8)	(173.1)	148.1
LOSS (INCOME) ATTRIBUTABLE TO NONCONTROLLING INTEREST	227.2	252.0	—	(24.8)
NET INCOME (LOSS) ATTRIBUTABLE TO CLIFFS SHAREHOLDERS	$(899.4)	$(1,195.8)	$(173.1)	$123.3
PREFERRED STOCK DIVIDENDS	—	—	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO CLIFFS COMMON SHAREHOLDERS	$(899.4)	$(1,195.8)	$(173.1)	$123.3

EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CLIFFS SHAREHOLDERS - BASIC
Continuing operations	$(6.57)			$0.61
Discontinued operations	0.25			0.25
	$(6.32)			$0.86
EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CLIFFS SHAREHOLDERS - DILUTED
Continuing operations	$(6.57)			$0.61
Discontinued operations	0.25			0.25
	$(6.32)			$0.86
AVERAGE NUMBER OF SHARES (IN THOUSANDS)
Basic	142,351			142,351
Diluted	142,351			142,842
CASH DIVIDENDS DECLARED PER DEPOSITARY SHARE	$—			$—
CASH DIVIDENDS DECLARED PER COMMON SHARE	$2.16			$2.16

	(In Millions, Except Per Share Amounts, Unaudited)
	Twelve Months Ended December 31, 2011
	Historical Cliffs Natural Resources Consolidated	Less: Deconsolidation of Canadian Entities	Eliminations / Pro Forma Adjustments	Pro Forma Cliffs Natural Resources
		(f)	(e)
REVENUES FROM PRODUCT SALES AND SERVICES
Product	$6,321.3	$1,427.6	$442.5	$5,336.2
Freight and venture partners' cost reimbursements	242.6	—	—	242.6
	6,563.9	1,427.6	442.5	5,578.8
COST OF GOODS SOLD AND OPERATING EXPENSES	(3,953.0)	(1,185.3)	(442.5)	(3,210.2)
SALES MARGIN	2,610.9	242.3	—	2,368.6
OTHER OPERATING INCOME (EXPENSE)
Selling, general and administrative expenses	(273.7)	(63.7)	—	(210.0)
Exploration costs	(80.5)	—	—	(80.5)
Impairment of goodwill and other long-lived assets	(27.8)	—	—	(27.8)
Miscellaneous - net	67.9	1.3	—	66.6
	(314.1)	(62.4)	—	(251.7)
OPERATING INCOME (LOSS)	2,296.8	179.9	—	2,116.9
OTHER INCOME (EXPENSE)
Changes in fair value of foreign currency contracts, net	101.9	—	—	101.9
Interest expense, net	(206.2)	(89.2)	(87.9)	(204.9)
Other non-operating income (expense)	(2.0)	0.7	—	(2.7)
	(106.3)	(88.5)	(87.9)	(105.7)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY LOSS FROM VENTURES	2,190.5	91.4	(87.9)	2,011.2
INCOME TAX BENEFIT (EXPENSE)	(407.7)	(46.7)	—	(361.0)
EQUITY LOSS FROM VENTURES, NET OF TAX	9.7	—	—	9.7
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,792.5	44.7	(87.9)	1,659.9
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	20.1	—	—	20.1
NET INCOME (LOSS)	1,812.6	44.7	(87.9)	1,680.0
LOSS (INCOME) ATTRIBUTABLE TO NONCONTROLLING INTEREST	(193.5)	(56.9)	—	(136.6)
NET INCOME (LOSS) ATTRIBUTABLE TO CLIFFS SHAREHOLDERS	$1,619.1	$(12.2)	$(87.9)	$1,543.4
PREFERRED STOCK DIVIDENDS	—	—	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO CLIFFS COMMON SHAREHOLDERS	$1,619.1	$(12.2)	$(87.9)	$1,543.4

EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CLIFFS SHAREHOLDERS - BASIC
Continuing operations	$11.41			$10.86
Discontinued operations	0.14			0.14
	$11.55			$11.00
EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CLIFFS SHAREHOLDERS - DILUTED
Continuing operations	$11.34			$10.80
Discontinued operations	0.14			0.14
	$11.48			$10.94
AVERAGE NUMBER OF SHARES (IN THOUSANDS)
Basic	140,234			140,234
Diluted	141,012			141,012
CASH DIVIDENDS DECLARED PER DEPOSITARY SHARE	$—			$—
CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.84			$0.84

(a) Reflects the deconsolidation of the Canadian Entities’ assets and liabilities (including intercompany balances) at their historical carrying amounts included in the Cliffs' financial statements as of September 30, 2014.
(b) Represents (i): adjustments to remove the effect of intercompany amounts and transactions that are included in the records of historical Cliffs and (ii): pro forma adjustments. The adjustment to retained earnings includes the estimated impact from the loss on deconsolidation due to the de-recognition of the carrying amounts of Canadian Entities' assets and liabilities and other accumulated other comprehensive loss previously consolidated in Cliffs' historical financial statements as of September 30, 2014.
(c) Includes our investment in the Canadian Entities using the cost method of accounting as of September 30, 2014, based on the estimated fair value of the Canadian Entities enterprise, net of the fair value of the Canadian Entities debt.
(d) Retained earnings has been adjusted to reflect the net impact of (i): intercompany adjustments and (ii): the pro forma adjustments including the estimated fair value of our receivables that, prior to deconsolidation, were considered intercompany balances by the Canadian Entities and have historically been eliminated in consolidation. Subsequent to the deconsolidation, these amounts are recorded as balances with Canadian Entities (related party) at an estimated fair value based on the retained interest determined by the recoverability of the carrying amount and whether the related party balances are considered secured or unsecured. We have estimated a recovery rate based upon the fair value of the net assets of the Canadian Entities available for distribution in relation to the secured and unsecured claims of the Canadian Entities.
(e) Represents sales and cost of sales related to sales transactions from the Canadian Entities. Prior to deconsolidation, these amounts were considered intercompany transactions with Cliffs and were eliminated in consolidation. The Statements of Consolidated Pro Forma Operations do not include the estimated loss on deconsolidation as it is not expected to have a continuing impact due to its non-recurring nature.
(f) Reflects the deconsolidation of the Canadian Entities’ Statements of Consolidated Operations (including intercompany balances) included in the Cliffs' financial statements for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011.